EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Harry G. Kozee, Vice President—Finance, Principal Financial Officer, and Principal Accounting Officer of IKON Receivables Funding, LLC, (the “Company”), do hereby certify with respect to the Annual Report of the Company on Form 10-K for the period ended September 30, 2003 (the “Report”) that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    December 29, 2003

/s/ HARRY G. KOZEE
Harry G. Kozee
Vice President – Finance, Principal Financial Officer, and Principal Accounting Officer